Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A (Amendment No. 1 to the annual report on Form 10-K for the period ended December 31, 2018) of Community Trust Bancorp, Inc. (“CTBI”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean R. Hale, Chairman, President and Chief Executive Officer of CTBI, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of CTBI.

/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer
April 1, 2019